Semi-annual Report
(unaudited)
March 31, 2013

Madison Mosaic Government Money Market

Government Money Market | March 31, 2013

Contents

Portfolio of Investments	2
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Other Information	11

Semi-annual Report | 1

Government Money Market | March 31, 2013

Portfolio of Investments (unaudited)
	Par Value	Value (Note 1)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 96.7%
Fannie Mae - 27.1%
0.101%, 4/1/13	$100,000	$ 100,000
0.102%, 4/3/13 (A)	693,000	692,996
3.250%, 4/9/13	600,000	600,427
0.112%, 4/10/13 (A)	200,000	199,995
0.102%, 5/1/13 (A)	250,000	249,979
1.750%, 5/7/13	350,000	350,560
0.106%, 5/8/13 (A)	175,000	174,979
0.106%, 5/8/13 (A)	200,000	199,978
0.140%, 5/29/13 (A)	500,000	499,891
0.127%, 6/5/13 (A)	350,000	349,921
0.112%, 6/18/13 (A)	300,000	299,929
0.101%, 6/19/13 (A)	250,000	249,945
		3,968,600
Federal Farm Credit Bank - 1.7%
1.375%, 6/25/13	250,000	250,709
Federal Home Loan Bank - 28.5%
0.092%, 4/5/13 (A)	250,000	249,997
0.122%, 4/12/13 (A)	500,000	499,982
0.109%, 4/24/13 (A)	400,000	399,966
0.099%, 4/26/13 (A)	600,000	599,958
0.091%, 5/1/13 (A)	200,000	199,985
0.112%, 5/3/13 (A)	150,000	149,985
0.130%, 5/8/13 (A)	300,000	299,957
0.142%, 5/10/13 (A)	200,000	199,970
0.250%, 5/15/13	300,000	300,054
0.142%, 5/24/13 (A)	350,000	349,928
3.875%, 6/14/13	565,000	569,226
0.112%, 7/5/13 (A)	350,000	349,898
		4,168,906
	Par Value	Value (Note 1)
Freddie Mac - 31.5%
0.121%, 4/1/13	$650,000	$ 650,000
0.133%, 4/3/13 (A)	100,000	99,999
0.082%, 4/8/13 (A)	200,000	199,997
1.625%, 4/15/13	213,000	213,125
0.106%, 4/16/13 (A)	150,000	149,994
0.092%, 4/17/13 (A)	300,000	299,988
0.800%, 4/19/13	950,000	950,326
0.102%, 4/24/13 (A)	200,000	199,987
0.091%, 4/29/13 (A)	150,000	149,990
0.131%, 5/13/13 (A)	400,000	399,939
0.131%, 5/13/13 (A)	200,000	199,971
0.101%, 5/21/13 (A)	400,000	399,944
0.109%, 6/10/13 (A)	150,000	149,962
4.000%, 6/12/13	200,000	201,502
0.091%, 6/24/13 (A)	350,000	349,927
		4,614,651
U.S. Treasury Notes - 7.9%
0.625%, 4/30/13	650,000	650,290
3.500%, 5/31/13	500,000	502,791
		1,153,081
Total U.S. Government and Agency Obligations ( Cost $14,155,947 )		14,155,947
	Shares
INVESTMENT COMPANIES - 3.1%
State Street Institutional U.S. Government Money Market Fund	456,131	456,131
Total Investment Companies ( Cost $456,131 )		456,131
TOTAL INVESTMENTS - 99.8% ( Cost $14,612,078** )		14,612,078
NET OTHER ASSETS AND LIABILITIES - 0.2%		34,561
TOTAL NET ASSETS - 100.0%		$14,646,639

**	Aggregate cost for Federal tax purposes was $14,612,078.
(A)	Rate noted represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.
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Government Money Market | March 31, 2013

Statement of Assets and Liabilities (unaudited)
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$14,612,078
Total investments at value	14,612,078
Receivables:
Fund shares sold	1,609
Interest	34,488
Due from adviser	6,944
Total assets	14,655,119
Liabilities:
Payables:
Fund shares repurchased	309
Advisory agreement fees	3,192
Shareholder servicing fees	4,979
Total liabilities	8,480
Net assets	$14,646,639
Net assets consist of:
Paid-in capital	$14,646,655
Accumulated net realized loss on investments sold	(16)
Net assets	$14,646,639
Shares:
Net assets	$14,646,639
Shares of beneficial interest outstanding	14,646,738
Net asset value per share	$1.00

See accompanying Notes to Financial Statements.
Semi-annual Report | 3

Government Money Market | March 31, 2013

Statement of Operations (unaudited)

For the period ended March 31, 2013

Investment income
Interest income	$ 10,425
Expenses
Advisory agreement fees	41,034
Shareholder servicing fees	32,006
Total expenses before reimbursement/waiver	73,040
Less reimbursement/waiver	(62,615)
Total expenses net of reimbursement	10,425
Net investment income	–
Net realized gain (loss) on investments	–
Total increase/decrease in net assets resulting from operations	$ –

See accompanying Notes to Financial Statements.
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Government Money Market | March 31, 2013

Statements of Changes in Net Assets
	(Unaudited) Six Months Ended March 31,	Year Ended September 30,
	2013	2012
Net Assets at beginning of period	$17,824,107	$20,101,265
Increase (decrease) in net assets from operations:
Net investment income	–	–
Net realized gain (loss) on investments	–	–
Net increase (decrease) in net assets from operations	–	–
Distributions to shareholders from:
Net investment income	–	–
Total distributions	–	–
Capital stock transactions:
Shares sold	1,910,276	4,743,202
Shares redeemed	(5,087,744)	(7,020,360)
Total net decrease from capital stock transactions	(3,177,468)	(2,277,158)
Total decrease in net assets	(3,177,468)	(2,277,158)
Net Assets at end of period	$14,646,639	$17,824,107
Capital share transactions:
Shares sold	1,910,275	4,743,202
Shares redeemed	(5,087,744)	(7,020,360)
Net increase (decrease) in shares outstanding	(3,177,469)	(2,277,158)

See accompanying Notes to Financial Statements.
Semi-annual Report | 5

Government Money Market | March 31, 2013

Financial Highlights for a Share of Beneficial Interest Outstanding
	(unaudited) Six-Months Ended March 31,	Year Ended September 30,
	2013	2012	2011	2010	2009	2008
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–	–	–1	0.03
Less distributions from net investment income	–	–	–	–	–1	(0.03)
Total from investment operations	–	–	–	–	–	–
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	–	–	–	–	0.43	2.73
Ratios and supplemental data
Net assets at end of period (in 000’s)	$14,647	$17,824	$20,101	$22,194	$25,817	$30,975
Ratio of expenses to average net assets:
Before fee waiver (%)	0.89	0.89	0.89	0.90	0.89	0.88
After fee waiver2 (%)	0.13	0.07	0.11	0.14	0.45	0.63
Ratio of net investment income to average net assets:
Before fee waiver (%)	(0.76)	(0.82)	(0.79)	(0.76)	0.01	2.47
After fee waiver2 (%)	–	–	–	–	0.45	2.72

1Amounts represent less than $0.005 per share.
2See Notes 3 and 4.

See accompanying Notes to Financial Statements.

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Government Money Market | March 31, 2013

Notes to Financial Statements

1. Summary of Significant Accounting Policies. This report covers a period during which the portfolio existed as the Madison Mosaic Government Money Market (the "Fund"). For the period the Fund was registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as an open-end, diversified investment management company. An unlimited number of capital shares, without par value, are authorized. The Fund invested solely in securities issued by the U.S. Government or it’s agencies or instrumentalities. Because the Trust was 100% no-load, the shares of each Fund were offered and redeemed at the net asset value per share. On April 19, 2013, the Fund reorganized into the Madison Cash Reserves Fund. This report presents the final period during which the Fund operated as the Government Money Market Fund. The Fund filed an application for deregistration with the SEC promptly after its reorganization. It is filing this report because it had not received an order of deregistration from the SEC as of the date of its filing with the SEC.

Portfolio Valuation: Securities were valued at acquisition cost as adjusted for amortization of premium or accretion of discount, which approximates fair value.

The Fund adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs," minimize the use of unobservable "inputs" and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical securities

Level 2 -  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the six-months ended March 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. As of March 31, 2013 and during the six-months then ended, the Fund did not hold securities deemed as a Level 3 and there were no transfers between classification levels.

The following is a summary used as of March 31, 2013 in valuing the Fund’s investments carried at fair value (please see the Portfolio of Investments for a listing of all securities within the U.S. Government and Agency Obligations category):

Semi-annual Report | 7

Government Money Market | Notes to Financial Statements | continued | March 31, 2013

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/13
Government
U.S. Government and Agency Obligations	$ –	$14,155,947	$ –	$14,155,947
Investment Companies	456,131	–	–	456,131
Total	$456,131	$14,155,947	$ –	$14,612,078

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. The Fund adopted the disclosures required by this update.

In December 2011, the IASB and the FASB issued ASU 2011-11 "Disclosures about Offsetting Assets and Liabilities." These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between these entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013 and interim periods within those annual periods. The Fund is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

Investment Transactions: Investment transactions were recorded on a trade date basis. The cost of investments sold was determined on the identified cost basis for financial statement and Federal income tax purposes.

Investment Income: Interest income was recorded on an accrual basis. Bond premium was amortized and original issue discount and market discount was accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income and Gains: Net investment income, determined as gross investment income less total expenses, was declared as a dividend each business day. Dividends were distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. The Fund paid no distributions for the fiscal year ended September 30, 2012 and the six-months ended March 31, 2013.

Income Tax: No provision is made for Federal income taxes since it was the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

As of and during the six-months ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognized interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

8 | Semi-annual Report

Government Money Market | Notes to Financial Statements | continued | March 31, 2013

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Tax years open to examination by tax authorities under the statute of limitations include 2010 through 2012.

Cash Concentration: At times, the Fund maintained cash balances at financial institutions in excess of federally insured limits. The Fund monitored this credit risk and has not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may have differed from those estimates.

2. Investment Advisory Fee. The investment adviser to the Fund, Madison Investment Advisors, LLC (the "Adviser"), earned an advisory fee equal to 0.50% per annum of the average net assets for the Fund during the period. The fee was accrued daily and paid monthly. Since December 9, 2002, the Adviser has been voluntarily waiving 0.25% of this fee for the Fund. Additional advisory fees above the 0.25% were also waived due to historically low yields. For the six-months ended March 31, 2013, the waived advisory fee was $41,034.

The Adviser would reimburse the Fund for the amount of any expenses of the Fund(less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. However, no amounts were reimbursed to the Fund by the Adviser for the six-months ended March 31, 2013.

3. Other Expenses. Under a separate Services Agreement, the Adviser provided or arranged for the Fund to have all necessary operational and support services for a fee based on a percentage of the Fund’s average net assets. This fee was 0.39% per annum of the average net assets for the Fund. The direct expenses paid by the Fund and referenced below came out of this fee. For the six-months ended March 31, 2013, the waived services fee was $21,581.

The Fund’s Independent Trustees and independent registered public accountants fees and expenses come out of this fee.

Expenses paid by the Fund and not covered within the Services Agreement referenced above include fees related to portfolio holdings and extraordinary or nonrecurring fees.

Due to the historically low yields of the securities in which the Fund invests, the Adviser contractually agreed to waive payments for all Fund expenses in excess of the Fund’s actual yields until it’s yield without expenses exceeds 0.50%.

4. Discussion of Risks. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there are additional risks of which we were not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you.

5. Subsequent Events. A special meeting of shareholders was held on March 27, 2013, at which time shareholders of the Madison Mosaic Government Money Market Fund

Semi-annual Report | 9

Government Money Market | Notes to Financial Statements | concluded | March 31, 2013

reorganized into the Madison Cash Reserves Fund. Please see the Proxy Voting Results section of Other Information for further details.

Effective November 5, 2012, the Audit Committee approved Deloitte & Touche LLP as the new independent public accountants for the Fund for the fiscal year ending September 30, 2013.

The Fund dissolved as a legal entity in the Commonwealth of Massachusetts subsequent to its April 19, 2013 reorganization. It has filed an application for deregistration as an investment company with the SEC.

Other than the event noted above, no events have taken place that meet the definition of a subsequent event that requires adjustments to, or disclosure in the financial statements.

10 | Semi-annual Report

Government Money Market | March 31, 2013

Other Information
Fund Expenses (unaudited)

Example:
This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended March 31, 2013. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half fiscal year period).

Actual Expenses
The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Actual Total Return2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio3	Expenses Paid During the Period3
Government Money Market	0.00%	$1,000.00	$1,000.00	0.13%	$0.65
1For the six-months ended March 31, 2013.
2Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
3Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Government Money Market	5.00%	$1,000.00	$1,024.28	0.13%	$0.66
1For the six-months ended March 31, 2013.
2Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Semi-annual Report | 11

Government Money Market | Other Information | concluded | March 31, 2013

Federal Tax Information. The Form 1099-DIV you received in February 2013 showed the tax status of all distributions paid to your account in the calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. No dividends from income were distributed during the fiscal year ended September 30, 2012.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund only invested in non-voting securities. Nevertheless, the Fund adopted policies that provided guidance and set forth parameters for the voting of proxies related to securities held in the Fund’s portfolio. These policies are available to you upon request and free of charge by writing to Madison Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-877-6089. The Fund’s proxy voting policies may also be obtained by visiting the SEC’s website at www.sec.gov.

N-Q Disclosure. The Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington DC 20549-0102. Finally, you may call us at 1-800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Proxy Voting Results. A special meeting of shareholders was held on March 27, 2013, at which shareholders of the Fund approved the following proposal, the results of which are described below.

Reorganize the Madison Mosaic Government Money Market Trust, Class Y (selling fund) into the Madison Cash Reserves Fund Class A (buying fund).

FOR:  96.332%

AGAINST:  2.049%

ABSTAIN:  1.619%

12 | Semi-annual Report

SEC File Number: 811-02910